                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

   Item 3      1.   The present name of the corporation is:
[ILLEGIBLE]
Corporation         M E D - E M E R G   I N T E R N A T I O N A L   I N C.
    Act
               2.   The name of the corporation is charges
                    to (if applicable):

                    N O T   A P P L I C A B L E

               3.   Date of incorporation/amalgamation

                                28 DECEMBER 1995
               -----------------------------------------------------------------
                               (Day, Month, Year)

               4.   The articles of the corporation are
                    amended as follows:

                    A. The provisions in section 8 (restrictions on the issue, transfer or ownership of shares) are hereby deleted in their entirety.

                    B. The provisions in sections 9A (restriction on number of shareholders) and 9B (restrictions on invitation to public to subscribe for shares) are hereby deleted in their entirety.

Item 3
[ILLEGIBLE]
Corporation
Act


               5.   The amendment has been duly
                    authorized as required by
                    sections 160 and 170 (as
                    applicable) of the Business
                    Corporations Act.

               6.   The resolution authorizing
                    the amendment was approved by
                    the shareholders/directors
                    (as applicable) of the
                    corporation on

                                      1997
               -----------------------------------------------------------------
                               (Day, Month, Year)

               These articles are signed in duplicate.

                                                    MED-EMERG INTERNATIONAL INC.

                                                 -------------------------------
                                                       (Name of Corporation)

                                             By/Par: /s/ Carl Pahapill
                                                      (Signature)
                                                       Carl Pahapill
                                                                  President